UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2010
GLOBAL DEFENSE TECHNOLOGY & SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34551	20-4477465

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Farm Credit Drive Suite 2300 McLean, Virginia	22102

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (703) 738-2840
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
On October 1, 2010, Global Defense Technology & Systems, Inc. (“GTEC”) completed its acquisition of all of the outstanding capital stock of Zytel Corporation, a Florida corporation (“Zytel”). The acquisition was consummated pursuant to a Stock Purchase Agreement by and among (i) GTEC, (ii) Zytel, and (iii) Peter K. Krusell, the sole stockholder of Zytel (the “Purchase Agreement”). Following the acquisition, Zytel became our wholly owned subsidiary.
Pursuant to the Purchase Agreement, we paid an initial purchase price of $26,800,000 in cash, financed through borrowings under our credit facility with SunTrust Bank. The initial purchase price is subject to a two-way post-closing adjustment depending upon whether the working capital of Zytel as of the closing of the acquisition is ultimately determined to have been above or below the target working capital specified in the Purchase Agreement. Out of the purchase price due at closing, $4,530,000 was placed into escrow to be used if necessary to satisfy certain indemnification obligations of Mr. Krusell.
The foregoing description of the terms of the Zytel acquisition is qualified by reference to the Purchase Agreement, which is attached hereto as Exhibit 2.1. A copy of the press release, dated October 4, 2010, announcing the completion of the Zytel acquisition is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired
The financial statements required by this item are not included in this Current Report on Form 8-K. The financial statements will be provided in an amended report, which will be filed not later than 71 calendar days after the date that this initial report on Form 8-K must be filed.
(b) Pro Forma Financial Information
The pro forma financial information required by this item is not included in this Current Report on Form 8-K. The pro forma financial information will be provided in an amended report, which will be filed not later than 71 calendar days after the date that this initial report on Form 8-K must be filed.
(d) Exhibits.

2.1	Stock Purchase Agreement, dated September 13, 2010, by and among Global Defense Technology & Systems, Inc., Zytel Corporation and Peter K. Krusell*

99.1	Global Defense Technology & Systems, Inc. Press Release, dated October 4, 2010, announcing the completion of the acquisition of Zytel Corporation

*	Certain of the appendices and exhibits to the Stock Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Global Defense Technology & Systems, Inc. hereby undertakes to furnish supplementally to the Securities and Exchange Commission copies of any omitted appendices and exhibits upon request therefore by the Securities and Exchange Commission.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL DEFENSE TECHNOLOGY & SYSTEMS, INC.
By:	/s/ John Hillen
	Name:	John Hillen
	Title:	President and Chief Executive Officer
Dated: October 7, 2010